SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) July 16, 1996

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)



         Pennsylvania                   0-10822            25-1229323
(State of other jurisdiction   (Commission File Number)  (IRS Employer
      of incorporation)                                Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
                On July 16, 1996, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that its subsidiary, Barnacle Ban Corporation, has signed Pleasure Cove Marina, 1701 Poplar Ridge Road, Pasadena, MD, to exclusively distribute its HOTBottom antifouling paint and other marine coating products in the vast Chesapeake Bay boating area.
                 The agreement is for five years based on a mutually agreed annual minimum purchase; includes the state of Maryland, Virginia, Delaware, and the District of Columbia; and calls for initial purchases in the amount of $26,000.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release


                           SIGNATURES


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BIOCONTROL TECHNOLOGY, INC.


                              by /s/  Fred E. Cooper
                                      Fred E. Cooper, CEO
DATED:  July 16, 1996